Exhibit 99.1

Company Presentation December 2016 www.protalix.com 8 , 181 , 153 37 , 93 , 168 3 , 173 , 235 49 , 132 , 174 118, 206, 190 178, 213, 230

www.protalix.com Note Regarding Forward - Looking Statements This presentation contains forward - looking statements . To the extent that statements in this presentation are not strictly historical, all such statements are forward - looking, and are made pursuant to the safe - harbour provisions of the Private Securities Litigation Reform Act of 1995 . The statements set forth in this presentation, which are not historical, constitute forward looking statements,” including statements regarding the expectations, beliefs, intentions or strategies for the future . These forward - looking statements are only predictions and reflect our views as of the date they are made with respect to future events and financial performance, and we undertake no obligation to update or revise, nor do we have a policy of updating or revising, any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required under applicable law . Examples of the risks and uncertainties include, but are not limited to, the following (1) risks relating to our ability to consummate the exchange of our existing notes on the terms described in this presentation or at all ; (2) failure or delay in the commencement or completion of our preclinical studies and clinical trials, which may be caused by several factors, including : unforeseen safety issues ; determination of dosing issues ; lack of effectiveness during clinical trials ; slower than expected rates of patient recruitment ; inability to monitor patients adequately during or after treatment ; inability or unwillingness of medical investigators and institutional review boards to follow our clinical protocols ; or lack of sufficient funding to finance our clinical trials ; (3) the risk that the results of our clinical trials will not support the applicable claims of safety or efficacy, except as may be required by law, and that our product candidates will not have the desired effects or will have undesirable side effects or other unexpected characteristics ; (4) our dependence on performance by third - party providers of services and supplies, including, without limitation, clinical trial services ; (5) risks relating to our ability to finance our research programs ; (6) delays in preparing and filing applications for regulatory approval of our product candidates in the United States, the European Union and elsewhere ; (7) any lack of progress of our research and development activities and our clinical activities with respect to any product candidate ; (8) the impact of development of competing therapies and/or technologies by other companies ; (9) the risk that products that are competitive to our product candidates may be granted orphan drug status in certain territories and, therefore, will be subject to potential marketing and commercialization restrictions ; (10) risks relating to the compliance by Fundação Oswaldo Cruz, or Fiocruz , an arm of the Brazilian Ministry of Health, with its purchase obligations under our supply and technology transfer agreement, which may result in the termination of such agreement which may have a material adverse effect on our company ; (11) risks related to our supply of drug product to Pfizer Inc . , or Pfizer, pursuant to our amended and restated exclusive license and supply agreement with Pfizer ; (12) risks related to the commercialization efforts for taliglucerase alfa in Brazil ; (13) risks related to our supply of drug product to Fiocruz pursuant to our supply arrangement with Fiocruz ; (14) the risk that we will not be able to develop a successful sales and marketing organization for taliglucerase alfa in Brazil, or for any other product candidate, in a timely manner, if at all ; (15) risks relating to our ability to make scheduled payments of the principal of, to pay interest on or to refinance our existing notes or any other indebtedness ; (16) our expectations with respect to the potential commercial value of our product and product candidates ; (17) the inherent risks and uncertainties in developing the types of drug platforms and products the Company is developing ; (18) potential product liability risks and risks of securing adequate levels of product liability and clinical trial insurance coverage ; (19) the possibility of infringing a third party’s patents or other intellectual property rights ; (20) the uncertainty of obtaining patents covering our products and processes and successfully enforcing our intellectual property rights against third parties ; (21) risks relating to changes in healthcare laws, rules and regulations in the United States or elsewhere ; and (22) the possible disruption of our operations due to terrorist activities and armed conflict, including as a result of the disruption of the operations of regulatory authorities, our subsidiaries, our manufacturing facilities and our customers, suppliers, distributors, collaborative partners, licensees and clinical trial sites . Given these risks and uncertainties, you should not place undue reliance on these forward - looking statements . We discuss many of these risks in greater detail in the section of the Annual Report entitled “Risk Factors . ” You should read this presentation with the understanding that our actual future results may be materially different from what we expect . We qualify all of the forward - looking statements in this presentation by these cautionary statements .

www.protalix.com Multiple Pathways for Growth • Well - funded biotechnology company positioned to capitalize on its product pipeline Funded through 2019, with pro - forma cash balance of $71.4 million (1) Potential for licensing/partnership opportunities to provide additional future funding • One marketed and FDA - approved product Protalix markets Elelyso (2) ( taliglucerase alfa) for Gaucher disease in Brazil Three key product candidates in development Pegunigalsidase alfa (PRX - 102) for Fabry AIR DNase TM ( PRX - 110) for Cystic Fibrosis Oral anti - TNF (OPRX - 106) for Ulcerative Colitis • Multiple catalysts on the horizon 1 year of Phase III data for Pegunigalsidase alfa (3) (expected mid - 2018) Phase II data for AIR DNase TM (expected year end 2016) Phase II data for oral anti - TNF (expected year end 2017) N egotiations with the Brazilian Ministry of Health in process for the supply of a significant amount of vials of Elelyso (2) in 2017 potential for markedly higher revenues than reported to date (1) Cash balance as of September 30, 2016 and estimated based on expected transaction fees & expenses. Excludes accrued interest to be paid on retired 4.50% Convertible Notes due 2018 (2) Product marketed under the name of Uplyso in Brazil and certain other Latin American countries and Elelyso in the rest of the territories (3) 1 year of data is required for filing in the EU and rest of the world

Protalix Leadership Team



Moshe Manor
President and Chief Executive Officer, Director

- Mr. Manor has served as President, Chief Executive Officer and Director since November 2014
- He also served in a number of senior executive positions at Teva from 1984 through 2012. Most recently, he served as President of Teva Asia & Pacific where he led the strategy and development of the region
- Holds a B.A. in Economics from the Hebrew University, and an MBA from the Tel Aviv University



Shlomo Yanai
Chairman

- Mr. Yanai has served as the Chairman of the Board since July 2014
- Served as President and Chief Executive Officer at Teva from March 2007 until May 2012. Prior to joining Teva, Mr. Yanai was President and Chief Executive Officer of Makhteshim-Agan Industries from 2003 until 2006
- Holds a Bachelor's degree in Political Science and Economics from Tel Aviv University, and a Master's degree in National Resources Management from George Washington University



Yossi Maimon
Vice President and Chief Financial Officer

- Mr. Maimon joined Protalix in 2006 as Vice President and Chief Financial Officer
- Prior to joining Protalix, served as Chief Financial Officer of Colbar LifeScience where he led all corporate finance activities, fund raising, and legal aspects
- Holds a B.A. in Accounting from the City University of New York and an MBA from Tel Aviv University
- Mr. Maimon is a Certified Public Accountant in the United States (New York State) and Israel



Tzvi Palash
Chief Operating Officer

- Mr. Palash joined Protalix in 2010 as Chief Operating Officer
- He has previous experience in the planning, construction and scale-up of manufacturing facilities, and in regulatory compliance
- Prior to joining Protalix, served as General Manager at Colbar LifeScience and as the Vice President of Operations at ColBar LifeScience
- Holds a M.Sc. in Biochemistry from the Hebrew University, and a B.Sc. in Biology from the Tel Aviv University



Yoseph Shaaltiel
Executive Vice President, Research and Development

- Dr. Shaaltiel founded Protalix in 1993 and has served as the Vice President of Research and Development since 2006
- Prior to establishing Protalix, was a Research Associate at the MIGAL Technological Center and served as Deputy Head of the Biology Department of the Biological and Chemical Center of the Israeli Defense Forces
- He has co-authored over 40 articles and abstracts on plant biochemistry and holds seven patents
- Dr. Shaaltiel received his Ph.D. in Plant Biochemistry from the Weizmann Institute of Science

4 PROTALIX Biotherapeutics

www.protalix.com (1) Estimated based on expected transaction fees & expenses. Excludes accrued interest to be paid on retired 4.50% Convertib le Notes due 2018. (2) Based on a $0.5595 stock price at time of the exchange. Pro Forma Capitalization • Proceeds from private placement will be used to fund clinical trials, research and development, and for working capital and general corporate purposes Pro forma cash position of $ 71.4 million (1) • 7.5 % Convertible Notes provide future financial flexibility Maturity extension on more than 75 % of the existing 4.50 % Convertible Notes from 2018 to 2021 Protalix may redeem the Notes or essentially force conversion if the stock price exceeds 150 % of the conversion price for 20 of 30 trading days at any time Ability to pay a portion of the interest in stock assuming receipt of shareholder approval '000s 9/30/2016 Adjustments Pro Forma Total Cash & Equivalents: (1) $51,320 $20,044 $71,364 Debt: 4.50% Convertible Notes due 2018: $69,000 ($54,052) $14,948 7.50% Senior Secured Convertible Notes due 2021 (from the Exchange): 40,186 40,186 Private Placement 7.50% Convertible Notes due 2021: 22,500 22,500 Total Debt: $69,000 $8,634 $77,634 Shares Outstanding: 99,930 23,847 123,777 Equity Capitalization: (2) $55,911 $13,342 $69,253 Total Capitalization: $124,911 $21,976 $146,887

Protalix's proprietary pipeline development capability is a key asset

Focused on the development and commercialization of clinically superior biologics, using a propriatery FDA approved plant based technology, for the treatment of severe orphan disorders with significant unmet medical need

- **ProCellEx plant cell-based protein expression system used for proprietary pipeline development**
  - Uses advanced genetic engineering and plant (carrot and tobacco) cell culture technology
  - Enables production of a wide range of complex, proprietary and biologically equivalent human proteins to address a variety of diseases
  - Closed system provides stable, optimized conditions, with manufacturing capabilities for the entire range of proteins
  - Protein production site approved by FDA, EMA and other major regulatory bodies world-wide
- **One marketed and FDA-approved product, Elelyso (taliglucerase alfa for injection), in partnership with Pfizer**
  - Long-term enzyme replacement therapy for the treatment of adult patients with a confirmed diagnosis of type 1 Gaucher disease
  - Approved in the U.S. and other countries
  - Sold to Pfizer in 2015 for $36m (except Brazil), with manufacturing contract to Protalix
    - Received ~ $100m in upfront, milestone and similar payments
  - Since October 2015, Protalix owns commercialization rights for Elelyso(1) in Brazil, which is also approved for pediatric use

The plant cell advantage:

- Plant cell wall (cellulose) serves as protective agent against the gastric environment
- Can serve as a natural oral administration vehicle
- Ability to orally deliver certain therapeutic proteins as demonstrated in animal models
- Superior to other existing recombinant proteins currently marketed for the same indications
- Provides opportunity in emerging markets given cost sensitivity

Source: Company information

(1) Product marketed under the name of Uplyso in Brazil and certain other Latin American countries and Elelyso in the rest of the territories

6 PROTALIX Biotherapeutics

www.protalix.com Pipeline Overview Phase I Phase II Phase III Oral anti - TNF for Ulcerative Colitis OPRX - 106 AIR DNAse TM for Cystic Fibrosis PRX - 110 for Fabry Disease PRX - 102 (1) (1) Pending WHO publication (2) GlobalData ~$5.5 billion ~ $ 2.0 billion ~ $ 1.2 billion Estimated Current Market Opportunity (2)

Key Opportunity: PRX-102 – A Bio-Better for Fabry Disease

- Rare genetic lysosomal storage disorder caused by deficiency in the enzyme α-galactosidase A. ~5,000 patients treated worldwide
- Lipids accumulate in key organs (kidney, heart, CNS) leading to a progressive and potentially life threatening disease
- Renal and Cardiac failures are the most predominant causes for morbidity
- **~$1.2B estimated growing market (CAGR ~10%)[(1)]**

Key Players			2015 Sales[(2)]
Fabrazyme®, Sanofi	Enzyme Replacement Therapy (ERT)	• Approved Worldwide	$592M
Replagal®, Shire		• Approved ex-US only	$441M
Galafold™, Amicus	pharmacological chaperone	• Approved in EU only • Only for patients with amenable mutations (~30%)	-

(1) GlobalData
(2) Company filings

8
PROTALIX Biotherapeutics

www.protalix.com Fabry disease remains a high unmet need for which we believe PRX - 102 will be a bio - better Peak Sales Potential of $ 1 Bn Annually • At current rate, market is projected to grow from $1.2 billion to $1.7 billion in the next 5 years (1) • Target – Worldwide Naïve & Switch patients • Potential superiority in efficacy based on: Fabrazyme ® Pegunigalsidase alfa eGFR slope - 3.8 (2) - 1.8 (3) Half life 2 hours ~80 hours Active enzyme ½ day (4) 14 days Antibody formation 74% (4) 19% (1) GlobalData (2) Germain et al 2015 (3) 0.01 ± 1.37 calculated slope for classic Fabry patients excluding 1 male patient who received doxycyclin (4) Fabrazyme ® Prescribing Information ▪ PRX - 102 clinical data supports a bio - better ▪ Across 4 key criteria, clinical data suggests that PRX - 102 could be better than current standard of care: ─ eGFR slope ─ Half - life ─ Active enzyme ─ Antibody formation ▪ Favorable safety and tolerability observed for PRX - 102 throughout ~16 Patient Years ─ 98% of events were mild and moderate ▪ If approved, PRX - 102 has the potential to capture substantial market share

www.protalix.com 8 , 181 , 153 37 , 93 , 168 3 , 173 , 235 49, 132, 174 118, 206, 190 178, 213, 230 Plasma pegunigalsidase alfa concentration vs. time (PRX - 102 ) Results from Phase I/II Clinical Trial (1) Fabrazyme ® Prescribing Information (2) Measured as Annualized Rate of Estimated GFR Change (mL/min/ 1.73 m 2 /year) (3) Germain et al 2015 10 100 1000 10000 100000 0 100 200 300 Concentration ( ng/mL) Days ~1/2 day 1 mg/Kg Pegunigalsidase alfa time frame Fabrazyme ® (1) time frame 4 8 14 12 0 ~ 14 days Classic Fabry Patients eGFR slope (2) Pegunigalsidase alfa ( eGFR BL 82.4 - 156.3) - 1.8 Ɨ Fabrazyme ® ( eGFR BL 49 - 170) (3) - 3.8 Ɨ 0.01 ± 1.37 calculated slope for classic Fabry patients excluding 1 male patient who received doxycycline 0 50 100 150 Baseline 6M 12M eGFR (ml/min/ 1.73 m 2 ) Classic Fabry patients N= 10 -30 20 70 120 0 6M 12M 0 6M 12M 0 6M 12M EJECTION FRACTION (%) LEFT VENTRICULAR MASS (g) LV MASS INDEX (g/m^2) Classic Fabry patients N= 10 Classic Fabry patients N=10 - 38% - 41% - 44% 0 2 4 6 0 12M 0 12M 0 12M WORST PAIN PAIN ON AVERAGE MEAN INTERFERENCE SCORE Score Positive impact on Kidney Function Positive impact on cardiac function Meaningful Reduction in Pain Higher levels of active available enzyme than current ERTs A decrease in left ventricular mass indicates better clearance of fatty substance in the heart eGFR CKD - EPI Brief Pain Inventory (BPI) Reduction in eGFR slope demonstrates that kidney function deterioration is slowing

www.protalix.com 8 , 181 , 153 37, 93, 168 3, 173, 235 49, 132, 174 118 , 206 , 190 178 , 213 , 230 • Randomized, double blind, active control study of PRX - 102 ( pegunigalsidase alfa ) compared to Fabrazyme ® in Fabry patients previously treated with Fabrazyme ® • Patients enrolment ongoing: 78 classic Fabry patients ( 1 already enrolled and dosed, plus 10 patients in various evaluation and screening stages) ─ 52 to be switched to pegunigalsidase alfa ─ 26 to remain on Fabrazyme ® • Objective: Demonstrate superiority to Fabrazyme ® in renal function over 24 months with interim results at 12 months • Primary Endpoint: Comparison of eGFR slope (mean annualized change) between treatment groups • Other Endpoints: LVMI, pain, plasma lyso GB 3 , safety, immunogenicity, Quality of Life Phase III Pivotal Trial Initiated: Results Expected mid - 2018 (PRX - 102)

www.protalix.com 8 , 181 , 153 37, 93, 168 3, 173, 235 49 , 132 , 174 118 , 206 , 190 178 , 213 , 230 • Open label, single arm switch over study to assess the efficacy and safety of PRX - 102 ( pegunigalsidase alfa) in Fabry patients currently treated with Replagal ® • Number of patients to be enrolled: 22 • Objective: Efficacy and safety data of patients switched from Replagal ® to PRX - 102 over 12 months with interim results at 6 months • Endpoints: Safety, mean annualized change (slope) in eGFR , pain, plasma lyso GB 3 , immunogenicity, Quality of Life (PRX - 102 ) Supportive Clinical Trial

www.protalix.com 8, 181, 153 37, 93, 168 3 , 173 , 235 49 , 132 , 174 118 , 206 , 190 178, 213, 230 Head to Head vs. Fabrazyme ® in Switch Patients Switch - over from Replagal ® FDA 24 months Superiority Supportive – 12 months EMA Rest of World 12 months Comparability (potential for superiority ) Supportive – 12 months • Ongoing follow - up of Phase I/II naïve patients • Pediatric plan in place (PRX - 102) Summary of Global Clinical Program to Support Filing

www.protalix.com Key Opportunity: PRX - 110 – Cystic Fibrosis (CF) • Rare genetic disease characterized by a highly viscous mucus most prominently leading to severe lung damage and loss of respiratory function • ~70,000 CF patients worldwide (1) – figure still growing, with patients needing care for longer due to increasing overall life expectancy Target Product 2015 Sales (2) Reduce mucus viscosity Pulmozyme ®, Genetec h $678M CFTR protein potentiation • Applicable to ~30% of patients • Given on top of all other treatments Kalydeco ® and Orkambi ®, Vertex $983M Top Selling Drugs (1) Cystic Fibrosis Foundation website (2) GlobalData

PRX-110: AIR DNase™ Clinical Development Plan for Cystic Fibrosis

- Chemically modified DNase enzyme resistant to inhibition by actin, thus designed to enhance the enzyme's efficacy in CF patients' sputa
- **Phase I: 18 healthy volunteers – Completed**
  - AIR DNase™ found to be safe and tolerable
- **Phase II in CF patients – Initiated**
  - Switch-over study for 15 patients previously treated with Pulmozyme®
  - Enrollment in progress and expected to be finalised shortly
  - Study duration: 28 days
  - Clinical end points:
    - Change from baseline in FEV1, (Forced Expiratory Volume in One Second) and FVC (Forced Vital Capacity)
    - DNA parameters in sputum
    - Sputum rheology parameters
  - Safety and immunogenicity

Relevant concentrations of actin and DNase in human sputum following treatment


DNase activity [%]
100
80
60
40
20
0
Pulmozyme
AIR PRX-110
0.1
1
10
Actin[µg/mL]

Demonstration of reduction of mucus viscosity in human sputum samples


Stress reduction from control [%]
120
100
80
60
40
20
0
AIR DNase™
Pulmozyme®

N=6 Rheology Data Analysis

15
PROTALIX Biotherapeutics

www.protalix.com Key Opportunity: OPRX - 106 – Ulcerative Colitis • Anti - tumor Necrosis Factor Alpha (anti - TNF α) for Inflammatory Diseases • Anti - TNF market >$ 30 billion with multiple blockbuster products (injections and IV infusions ) • Multiple indications: ─ Ulcerative Colitis (~$ 5.5 billion) (1) ─ Rheumatoid Arthritis (~$ 17 billion) (1) ─ Psoriasis (~$ 5.7 billion) (1) ─ Crohn’s Disease (~$ 3.6 billion) (1) (1) GlobalData

www.protalix.com OPRX - 106 Phase II • First patient enrolled 30 November, 2016 • Potential to locally deliver higher doses with fewer side effects in an oral formulation • Study design: ─ 15 mild to moderate untreated ulcerative colitis patients ─ Oral once daily administration - 8 week treatment duration ─ Evaluating two doses for: ▪ Safety and Tolerability ▪ Pharmacokinetics ▪ Efficacy parameters: Mayo score, rectal bleeding, CRP levels , fecal calprotectin level • Phase I study demonstrated safety and tolerability ─ Alteration of systemic immune system without significant systemic absorption P=0.001 Non - diseased control OPRX - 106 OPRX - 106 TNBS saline saline TNBS Induced Damage Treatment OPRX - 106 Inflammatory Bowel Disease Animal Model